UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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United Bancshares, Inc.

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UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 27, 2005

TO THE SHAREHOLDERS OF UNITED BANCSHARES, INC.:

You are cordially invited to attend the Annual Meeting of the Shareholders of United Bancshares, Inc. to be held on April 27, 2005 at 7:30 p.m. at The Union Bank Company, 100 South High Street, Columbus Grove, Ohio, for the purpose of considering and acting on the following:

1.

Electing directors to serve until the 2006 Annual Meeting; and

2.

Transacting such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 4, 2005 will be entitled to vote at the meeting.

March 23, 2005	By Order of the Board of Directors /s/ BONITA R. SELHORST Bonita R. Selhorst, Secretary

IMPORTANT

A proxy statement and proxy are submitted herewith.  As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this annual meeting in person.  The proxy is revocable at any time prior to the exercise thereof by written notice to the Company, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.

PROXY STATEMENT

UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

ANNUAL MEETING OF SHAREHOLDERS

April 27, 2005

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of United Bancshares, Inc. (also referred to in this Proxy Statement as “United Bancshares” or the “Company”), in connection with the Annual Meeting of Shareholders to be held at 7:30 p.m. on April 27, 2005 at The Union Bank Company, 100 South High Street, Columbus Grove, Ohio (the “Annual Meeting”), or at any adjournments thereof.

The Annual Meeting has been called for the following purposes: (i) to elect the entire Board of Directors, each to serve for a one-year term and (ii) to transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

This Proxy Statement and the accompanying Notice of Annual Meeting are being mailed to Shareholders on or about March 23, 2005.

REVOCATION OF PROXIES AND DISCRETIONARY

AUTHORITY

Shares of United Bancshares common stock can be voted at the Annual Meeting only if the shareholder is represented by proxy or is present in person.  Shareholders who execute proxies retain the right to revoke them at any time.  Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies may be revoked by (i) written notice to the Secretary of United Bancshares (addressed to: United Bancshares, Inc., 100 South High Street, Columbus Grove, Ohio 45830, Attention: Secretary) prior to the time the proxy is voted; or (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting; or (iii) in open meeting at any time before the proxy is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, properly executed proxies will be voted FOR the nominees for director set forth in this Proxy Statement.  The proxy confers discretionary authority on the proxy holder to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Annual Meeting; (iii) an adjournment of the meeting; and (iv) any other business that may properly come before the Annual Meeting or any adjournments thereof.

PERSON MAKING THE SOLICITATION

The enclosed proxy is being solicited by United Bancshares and the cost of soliciting proxies will be borne by United Bancshares.  In addition to use of the mails, proxies may be solicited personally or by telephone, electronic mail or facsimile by directors, officers and employees of United Bancshares who will receive no compensation in addition to their regular compensation.

VOTING SECURITIES

Each of the shares of United Bancshares common stock outstanding on March 4, 2005, the record date of the Annual Meeting, is entitled to one vote on all matters coming before the meeting.  As of February 8, 2005, United Bancshares had 3,688,980 shares of Common Stock issued and outstanding.  Only shareholders of record on the books of the Company on March 4, 2005, will be entitled to vote at the meeting either in person or by proxy.  Pursuant to the Regulations of the Company, the shareholders present in person or by proxy at the Annual Meeting shall constitute a quorum.

If you are the beneficial owner of shares held in street name by a broker, bank or other nominee, your nominee is required to vote those shares in accordance with your instructions.  If the nominee does not receive instructions from the beneficial owner, the nominee will be entitled to vote the shares on certain routine items.  The nominee is not entitled to vote the shares (absent instructions from the beneficial owner) with respect to non-routine matters.  When the nominee does not receive instructions from a beneficial owner concerning a non-routine matter, over which the nominee has no voting discretion, a “broker non-vote” occurs.  Shares treated as broker non-votes are included for purposes of determining whether a quorum exists, however, such shares will not be counted as being in favor of or against any proposal placed before the shareholders at the Annual Meeting.

The following table sets forth, as of February 8, 2005, the ownership of common stock by management of United Bancshares, including (i) the common stock beneficially owned by each director, nominee for director and executive officer of United Bancshares and (ii) the common stock beneficially owned by all officers, directors and nominees for director as a group.  The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission is to be aggregated with that of the director or officer whose share ownership is shown.

Name	Position	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Outstanding(1)
Robert L. Benroth	Director	7,000	(2)	0.19%
Robert L. Dillhoff	Director	30,640	(3)	0.82%
Joe S. Edwards, Jr.	Director	185,101		4.93%
P. Douglas Harter	Director	42,510	(4)	1.13%
James N. Reynolds	Director, Chairman	62,487	(5)	1.66%
H. Edward Rigel	Director	30,325	(6)	0.81%
David P. Roach	Director	17,463	(7)	0.46%
Robert M. Schulte, Sr.	Director	12,353	(8)	0.33%
Daniel W. Schutt	Director, President	4,896	(9)	0.13%
Bonita R. Selhorst	Secretary	18,895	(10)	0.50%
R. Steven Unverferth	Nominee for Director	2,000		0.05%
Brian D. Young	Chief Financial Officer, Treasurer	2,258	(11)	0.06%
All directors, nominees and officers as a group (12 persons)		415,928		11.07%

(1)

Reflects percentage ownership based on all issued and outstanding shares and the outstanding options of the respective individuals.

(2)

Includes 6,000 shares held jointly with Mr. Benroth’s brother.

(3)

Includes (a) 5,686 shares owned by Mr. Dillhoff jointly with his spouse; (b) includes 4,068 shares owned by Mr. Dillhoff through his IRA; and (c) options to purchase 13,720 shares of common stock.

(4)

Includes (a) 30 shares owned by Mr. Harter as custodian for his children; (b) 6,372 shares owned by Mr. Harter through his IRA; (c) 4,482 shares owned by Mr. Harter’s spouse either directly or through her IRA; (d) 1,300 shares owned by Family Corp., an Ohio corporation in which Mr. Harter owns an interest; and (e) options to purchase 13,720 shares of common stock.

(5)

Includes (a) 37,790 shares owned by Mr. Reynolds’ spouse; and (b) 1,727 shares allocated to Mr. Reynolds under the Company’s Employee Stock Ownership Plan.

(6)

Includes 15,135 shares held in a trust of which Mr. Rigel is a co-trustee.

(7)

Includes options to purchase 12,006 shares of common stock.

(8)

Includes 678 shares owned by Mr. Schulte’s spouse.

(9)

Includes 4,746 shares owned by Mr. Schutt through his Individual Retirement Account.

(10)

Includes 10,181 shares allocated to Ms. Selhorst under the Company’s Employee Stock Ownership Plan.

(11)

Includes 1,394 allocated to Mr. Young under the Company’s Employee Stock Ownership Plan.

ELECTION OF DIRECTORS

The Board of Directors consists of nine directors.  The Board has nominated the persons indicated in the table below to serve until the 2006 Annual Meeting of Shareholders and until their respective successors are elected and qualified.  Eight of the nominees are incumbent directors whose present term will expire at the Annual Meeting.  One director, Robert M. Schulte, Sr., has indicated that he intends to retire and not stand for election at the 2005 annual meeting.

To fill the vacancy left by Mr. Schulte's retirement, the Board of Directors has nominated R. Steven Unverferth and recommends his election to the Board based upon his 11 years of service as a director of The Union Bank Company as well as his substantial business experience and involvement in the community.  Mr. Unverferth is the President of Unverferth Manufacturing Company, Inc., a leading manufacturer of farming equipment.

In December 2004, E. Eugene Lehman retired from his position as President and Director of United Bancshares.  On January 24, 2005, Daniel W. Schutt was appointed as President of the Company and filled the Board vacancy created upon Mr. Lehman's retirement.  Mr. Schutt has over 38 years of banking experience, including over 21 years of executive management experience.  He previously served as Executive Vice-President at Farmers & Merchants State Bank in Archbold, Ohio from July 2004 through January 2005; Executive Vice-President of The State Bank & Trust Co. in Defiance, Ohio from November 2002 through July 2004; and President of The Union Bank Company from June 1998 until November 2002.

 The following table sets forth information concerning the nominees for directors of United Bancshares:

Nominees for Directors

Name	Age	Principal Occupation(1)	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since(2)
Robert L. Benroth	42	Putnam County Treasurer	Director	2003	2001
Robert L. Dillhoff	58	District Highway Management Administrator, Department of Transportation	Director	2001	1991
Joe S. Edwards, Jr.	62	Businessman/Investor/ President, Buckeye Stave Company	Director	2000	1977
P. Douglas Harter	58	Associate, Harter and Son Funeral Home	Director	2001	1969
James N. Reynolds	67	Retired banker; Chairman of United Bancshares	Director and Chairman	2000	1966
H. Edward Rigel	62	Farmer, Rigel Farms, Inc.	Director	2000	1979
David P. Roach	54	Manager, Maverick Media Radio Stations of Ohio	Director	2001	1997
Daniel W. Schutt	57	President and Chief Executive Officer of United Bancshares	Director and President	2005	2005
R. Steven Unverferth	52	President, Unverferth Manufacturing Company, Inc.	N/A	N/A	1993

(1)

Except as otherwise indicated in this Proxy Statement, each nominee has held the occupation identified for at least five years preceding the date of this Proxy Statement.

(2)

Indicates year first elected or appointed to the Board of The Union Bank Company, a subsidiary of United Bancshares, or either of its former affiliate banks, Bank of Leipsic or the Citizens Bank of Delphos.

The nine nominees for director of United Bancshares receiving the most votes will be elected as directors. The Board of Directors recommends that shareholders vote FOR the election of the nominees.  Shares as to which authority to vote is withheld, abstentions and broker non-votes that are present in person or by proxy will not be counted and will have no effect on the outcome of the election.

It is intended that common stock represented by the accompanying form of proxy will be voted FOR the election of the nominees, unless contrary instructions are indicated as provided on the proxy card.  (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card).  If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.  The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies each of the current directors and executive officers of United Bancshares.

Name	Age	Principal Occupation(1)	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since (2)
Robert L. Benroth	42	Putnam County Treasurer	Director	2003	2001
Robert L. Dillhoff	58	District Highway Management Administrator, Department of Transportation	Director	2001	1991
Joe S. Edwards, Jr.	62	Businessman/Investor/ President, Buckeye Stave Company	Director	2000	1977
P. Douglas Harter	58	Associate, Harter and Son Funeral Home	Director	2001	1969
James N. Reynolds	67	Retired banker; Chairman of United Bancshares	Director and Chairman	2000	1966
H. Edward Rigel	62	Farmer, Rigel Farms, Inc.	Director	2000	1979
David P. Roach	54	Manager, Maverick Media Radio Stations of Ohio	Director	2001	1997
Robert M. Schulte, Sr.	72	President, Spherion of Lima, Inc. (temporary staffing firm); President, RKPL Inc. (payroll services); Owner, RM Schulte & Associates (staffing firm)	Director	2002	1994
Daniel W. Schutt	57	President and Chief Executive Officer of United Bancshares	Director and President	2005	2005
Bonita R. Selhorst	58	Secretary of United Bancshares	Secretary(3)	N/A	N/A
Brian D. Young	38	Chief Financial Officer, United Bancshares	Chief Financial Officer and Treasurer(4)	N/A	N/A

(1)

Except as otherwise indicated in this Proxy Statement, each director and officer has held the occupation identified for at least five years preceding the date of this Proxy Statement.

(2)

Indicates year first elected or appointed to the Board of The Union Bank Company, a subsidiary of United Bancshares, or either of its former affiliate banks, Bank of Leipsic or the Citizens Bank of Delphos.

(3)

Ms. Selhorst has served as the Secretary of United Bancshares since 2000.

(4)

Mr. Young has served as the Chief Financial Officer of United Bancshares since 2001 and as the Treasurer  since 2002.

CERTAIN BENEFICIAL OWNERS

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security.  Such beneficial owner under this definition need not enjoy the economic benefit of such securities.  The shareholder identified in the following table is deemed to be beneficial owner of 5% or more of the common stock of United Bancshares as of February 8, 2005.  The Company is not aware of any other shareholder beneficially owning 5% or more of the Company’s common stock.

Title of Class	Name and Address of Beneficial Owner	Numbers of Shares Beneficially Owned	Percent of Class
Common	Joe S. Edwards, Jr. 2626 Shoreline Drive Lima, Ohio 45805	185,101	5.02%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of conducting its business, United Bancshares, for itself or through its banking subsidiary, may engage in transactions with the employees, directors and managers of United Bancshares and The Union Bank Company which may include, but not be limited to, loans.  With the exception of certain discounts available to employees which are administered in accordance with Ohio banking law, all banking transactions with directors, employees or managers of United Bancshares, or its subsidiary, are conducted on the same basis and terms as would be provided to any other bank customer.  In addition, each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

To the knowledge of United Bancshares, no director, officer or affiliate of the Company, owner of record or beneficially of more than 5% of the Company’s common stock, or any associate of any such director, officer, affiliate of the Company or security holder, is an adverse party to the Company or any of its subsidiaries or has a material interest that is adverse to the Company or any of its subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires United Bancshares’ officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required to furnish United Bancshares with copies of all Section 16(a) forms they file.  All such forms were filed in a timely manner as required except one Form 5 reporting the transfer by James N. Reynolds of 33,450 shares in his trust into his wife’s name, which was not filed in a timely manner but has since been filed.  Based solely on the Company’s review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements and with the exception of Mr. Reynolds as described above, the officers, directors and greater than 10% beneficial owners of United Bancshares have complied with all applicable filing requirements.

CORPORATE GOVERNANCE

Board of Director and Shareholders Meetings

The Board of Directors met twelve times during the fiscal year ended December 31, 2004.  Each incumbent director attended at least 90% of the total number of Board meetings and four of the directors attended 100% of the total number of meetings.  Nine directors attended the 2004 Annual Meeting of Shareholders.  Directors receive $6,000 annual compensation for their service on the Board of Directors of United Bancshares.  Inside directors are not compensated for their services as directors beyond their salaries received from United Bancshares or its subsidiaries.  All of the directors of United Bancshares also serve as directors of United Bancshares’ depository subsidiary, The Union Bank Company.  Each of the outside directors may receive additional compensation for their services as a director of a subsidiary.

Board of Director Independence

Each year the Board of Directors reviews the relationships that each director has with the Company and with other parties.  Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASD Rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors.  The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members.  These factors include its members’ current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company’s board members are directors or executive officers.  After evaluating these factors, the Board of Directors has determined that all of the Directors, with the exception of Daniel W. Schutt, are independent directors of the Company within the meaning of applicable NASD Rules.

Independent members of the Board of Directors of the Company meet in executive session without management present, and are scheduled to do so at least two times per year.  The Board of Directors has designated James N. Reynolds as the presiding director for these meetings.

Shareholder Communications

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairman of standing committees of the Board of Directors by writing directly to those individuals at the following address: 100 South High Street, Columbus Grove, Ohio 45830.  The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual.

Code of Ethics

On February 17, 2004, the Board of Directors adopted a Code of Ethics which is applicable to the Chief Executive Officer, Chief Financial Officer and all other senior financial officers.  A copy of the Code of Ethics is attached hereto as Appendix A.  In addition, the Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee the members of which are Joe S. Edwards, Jr., Robert L. Dillhoff, P. Douglas Harter and Robert L. Benroth.  The Audit Committee was created and a written charter for the Audit Committee was adopted on August 8, 2000, and amended on February 17, 2004.  All of the members of the Audit Committee are (i) independent directors as defined in NASD Rule 4200; (ii) meet the criteria for independence set forth in Rule 10A(m)(3) of the Securities Exchange Act of 1934; and (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three year.  The Board of Directors has determined that Joe S. Edwards, Jr. is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.  The Audit Committee has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence with management.  The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the Corporation’s shareholders and to the general public; (ii) the Corporation’s internal financial and accounting controls and processes; and (iii) the independent audit process.  The Audit Committee met a total of five times during the fiscal year ended December 31, 2004.  A copy of the Audit Committee Charter is attached hereto as Appendix B.

The Company has a Nominating Committee, the members of which are Robert M. Schulte, Sr., P. Douglas Harter and H. Edward Rigel.  Each member of the Nominating Committee is independent within the meaning of applicable SEC and NASD Rules.  The Nominating Committee was formed in 2003.  This Committee is responsible for reviewing the qualifications of potential candidates for the Board of Directors, including those potential candidates submitted by shareholders.  In addition, the Nominating Committee recommends to the Board of Directors candidates for election as directors at the Company’s annual meetings and candidates to fill vacancies on the Board of Directors.  Historically, United Bancshares has not received director candidate nominations from its shareholders and, therefore, does not have a formal policy regarding consideration of such recommendations.  However, any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by the Board of Directors are evaluated.  Shareholders may send director nomination recommendations to the Secretary of the Company at 100 South High Street, Columbus Grove, Ohio 45830.  The Nominating Committee met a total of two times during the fiscal year ended December 31, 2004.  The Nominating Committee has adopted a written charter.  The Nominating Committee Charter is not available on the Company’s website, however a copy of the charter is attached hereto as Appendix C.

It is a policy of the Nominating Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Company and serving the long-term interest of the Company’s shareholders. The Nominating Committee’s process for identifying and evaluating nominees is as follows:  (1) in the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the Nominating Committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors.  The Nominating Committee meets to discuss and consider such candidates’ qualifications, including whether the nominee is independent for purposes of the NASD Rules, and then selects a candidate for recommendation to the Board of Directors by majority vote.  In seeking potential nominees, the Nominating Committee uses its network of contacts to compile a list of potential candidates.  To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

United Bancshares has a Compensation Committee, the members of which are David P. Roach, Robert M. Schulte, Sr. and Robert Dillhoff.  Each member of the Compensation Committee is independent within the meaning of applicable NASD Rules and non-employee directors within the meaning of Section 162 of the Internal Revenue Code and Rule 16b-3 under the Exchange Act.  The Compensation Committee is responsible for reviewing the compensation, performance and retention related issues with respect to the executive officers of United Bancshares.  The Compensation Committee met a total of two times during the fiscal year ended December 31, 2004.

Audit Committee Report

The Audit Committee of United Bancshares’ Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.  The Audit Committee is composed of four directors, each of whom is independent within the meaning of applicable NASD Rules.  The Audit Committee operates under a written charter approved by the Board of Directors.  A copy of the Audit Committee Charter is attached hereto as Appendix B.

Management of the Company is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles.  The Company’s auditors are responsible for auditing those financial statements.  The Audit Committee’s responsibility is to monitor and review these processes.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.  The Committee has also reviewed and discussed with Clifton Gunderson LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61 (Statement on Auditing Standards), as may be modified or supplemented.  The Audit Committee also discussed with the independent auditors the overall quality of the Company’s accounting policies.

The Audit Committee also has received the written disclosures from the independent accountants regarding its independence within the meaning of the Securities Acts administered by the Securities and Exchange Commission and, as required, has discussed with Clifton Gunderson its independence.

Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the SEC.

This report has been provided by the Audit Committee:

Robert L. Dillhoff

P. Douglas Harter

Joe S. Edwards, Jr.

Robert L. Benroth

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid by United Bancshares on a consolidated basis to the chief executive officer and chief financial officer.  There were no other named executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2004.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Comp.	Rest. Stock Award	Securities Underlying Options/SAR (#)	All Other Compensation(1)
E. Eugene Lehman –Chief Executive Officer and President of United Bancshares(2)	2004 2003 2002	$146,484 $141,200 $115,593	$ 0 $ 0 $ 0	NA NA NA	NA NA NA	NA NA NA	$ 699,648 $ 51,270 $ 40,713
Brian D. Young Chief Financial Officer and Interim President and CEO of United Bancshares(3)	2004 2003 2002	$ 115,039 $ 96,114 $ 76,750	$ 2,436 $ 5,024 $ 1,372	NA NA NA	NA NA NA	NA NA NA	$ 11,507 $ 9,102 $ 7,031

(1)

Amounts included as “All Other Compensation” for Mr. Lehman and Mr. Young consist of discretionary and matching contributions to the Employee Stock Ownership Plan and accruals to the company’s supplemental employee retirement plan.  In addition, Mr. Lehman’s amount for 2004 includes a severance payout of $604,917 made in November, 2004.

(2)

Mr. Lehman retired from his position as Chief Executive Officer and President of United Bancshares on December 1, 2004.

(3)

Mr. Young served as Interim President and Chief Executive Officer of United Bancshares until January 24, 2005, upon the retirement of Mr. Lehman on December 1, 2004.

Employment Agreements

The Company entered into an employment agreement with Mr. Schutt dated as of January 14, 2005.  During the five-year period of the agreement, the Company agrees to pay Mr. Schutt a base salary of not less than $238,000 a year, with increases made by the Board of Directors.  As part of the agreement, the Company paid Mr. Schutt a $25,000 signing bonus.  Mr. Schutt is entitled to participate in the Company’s current Executive Supplemental Income Plan.  Under this plan, Mr. Schutt’s annual retirement benefit, if he retires at age 65, will be 40,000 per year for fifteen years.  If Mr. Schutt remains employed for five full years, then he and the Company will enter into a change of control agreement, which shall provide for certain benefits to Mr. Schutt in the event of a change in control of the Company.  The Company may terminate the employment agreement with cause.  Mr. Schutt may terminate the agreement without cause by giving 30 days notice in writing to the Company.  If the Company terminates the agreement without cause, or if Mr. Schutt terminates the agreement with cause, then Mr. Schutt shall receive his base salary for the remainder of the 5-year term.  As part of the employment agreement, Mr. Schutt agrees not to disclose confidential information relating to the Company.

The Company entered into an agreement with Mr. Young dated as of January 18, 2005, in recognition of the fact that Mr. Young served as the Interim President and Chief Executive Officer of the Company.  The agreement provides that if Mr. Young’s employment is involuntarily terminated without cause, or if Mr. Young voluntarily terminates his employment for certain good reasons, the Company will pay him a lump sum equal to two times his annual base salary at the effective date of the agreement or the date of termination of employment, whichever is greater.  The payment upon such termination includes Company-paid COBRA premiums for one year.  This agreement terminates eighteen months after the Company appoints a new President and Chief Executive Officer, unless Mr. Young’s employment is terminated prior to such date or Mr. Young is appointed President and Chief Executive Officer.

Executive Supplemental Income Plan.  The Union Bank Company sponsors the Executive Supplemental Income Plan, a non-qualified retirement plan that benefits certain individuals designated by the Board of Directors of the bank.  The supplemental income plan provides eligible individuals with supplemental retirement benefits, the amount of which is based upon the individual’s years of service with The Union Bank Company.  Currently, Mr. Schutt is among those persons who participate in the plan.  The formula by which benefits are determined is based upon age, years of service, age at retirement and actuarially determined variables.  Under this plan, Mr. Schutt’s annual retirement benefit, if he retires at age 65, will be $40,000 per year for fifteen years.  Mr. Young’s annual retirement benefit, if he retires at age 65, will be $15,000 per year for fifteen years.

The supplemental income plan also provides benefits to those designated individuals who die prior to reaching normal retirement age or who become disabled.  In addition, the supplemental income plan provides that the designated individuals who are covered under the plan will become fully vested in his or her benefit upon a change in control.  Upon a change in control, The Union Bank Company and the designated individual may agree to accelerate the payment of benefits provided under the plan.  Upon such an event, the benefit will be distributed in a single payment in an amount equal to the present value of the designated individual’s benefit discounted at an 8% interest rate.  Benefits under the supplemental income plan become payable when the designated individual’s employment terminates with The Union Bank Company due to normal retirement, early retirement, death or disability.

Report on Executive Compensation

The Board of Directors of the Company is responsible for developing the Company’s executive compensation principles, policies and programs for all executive officers of the Company.  The Compensation Committee of the Board of Directors is responsible for determining the compensation to be paid to the executive officers and for the performance review of the Chief Executive Officer.

The Company’s compensation programs are designed to provide its executive officers with market competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Company’s Board of Directors and the boards of directors of the subsidiaries.  The objectives of the Company’s executive compensation program are to:

(a)

Support the achievement of the Company’s annual and long-term goals and objectives as determined annually by the Company’s Board of Directors;

(b)

Establish base salaries targeted at a median level for comparable positions within a comparison group of companies in the banking industry (the “Comparison Group”), with incentive opportunities designed to pay total compensation that are above average for outstanding bank performance; and

(c)

Provide compensation plans and arrangements that encourage the retention of better-performing executives.

The Company’s executive compensation policies seek to provide an opportunity for compensation that varies with performance and which compares favorably to levels provided to executives within the Comparison Group.

The Company seeks to set base salaries for the Company’s executive officers at levels which are competitive with median levels for executives with similar roles and responsibilities within the Comparison Group.  In setting annual salaries for individuals, the Board of Directors, or the Compensation Committee in the case of the Chief Executive Officer, first considers the compensation paid for similar positions in the banking industry and the executive’s experience, level and scope of responsibility as a benchmark reference.  The Board of Directors, or the Compensation Committee in the case of the Chief Executive Officer, then considers the individual performance of the executive measured against the Company’s expectations in developing its salary increase recommendations.  Based on such factors, in December 2003, the Compensation Committee decided to increase the Chief Executive Officer’s salary compensation for the 2004 fiscal year from the salary compensation for the 2003 fiscal year.

The compensation of executive officers of the Company and each of the subsidiaries includes (i) base salary and (ii) annual cash bonuses.  Executive officers also receive various benefits generally available to all employees of the Company, such as participation in a defined contribution profit-sharing plan and medical plans.

The Board of Directors of United Bancshares:

Robert L. Benroth	P. Douglas Harter	David P. Roach
Robert L. Dillhoff	James N. Reynolds	Robert M. Schulte, Sr.
Joe S. Edwards	H. Edward Rigel	Daniel W. Schutt

The Compensation Committee of the Board of Directors:

David P. Roach, Robert L. Dillhoff and Robert M. Schulte, Sr.

PERFORMANCE GRAPH

The following graph provides an indication of cumulative total shareholder returns for the Company as compared with the Nasdaq Total US Index and the Nasdaq Bank Stock Index.  This graph covers the period from February 1, 2000 through December 31, 2004.  The cumulative total shareholder returns included in the graph reflect the returns for the shares of Common Stock of United Bancshares.  The information provided in the graph assumes that $100 was invested on February 1, 2000 in United Bancshares Common Stock, the Nasdaq Total US Index and the Nasdaq Bank Stock Index, and that all dividends were reinvested.

[INSERT PERFORMANCE GRAPH]

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the Board of Directors for the current year is Clifton Gunderson LLP, 1400 Edison Plaza, 300 Madison Avenue, Toledo, Ohio 43604.  A representative of the principal accountant will be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Clifton Gunderson for professional services rendered for the audit of the Company’s annual consolidated financial statements for the 2004 and 2003 fiscal years and the reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q were $82,100 for 2004 and $72,700 for 2003.

Audit-Related Fees

The aggregate fees billed by Clifton Gunderson for assurance and related services that are reasonably related to the performance of the audit of the Company’s financial statements and not reported under “Audit Fees” were $15,400 for 2004 and $37,235 for 2003.  The services for the fees disclosed under this category for 2004 relate to the audits of the Company’s 401(k) and ESOP benefit plans.  The services for the fees disclosed under this category for 2003 primarily relate to the audits of the Company’s 401(k) and ESOP benefit plans as well as accounting consultation in connection with the purchase of two branch locations.

Tax Fees

The aggregate fees billed by Clifton Gunderson for professional services rendered for tax compliance, tax advice and tax planning for the two most recent fiscal years were $4,950 for 2004 and $9,750 for 2003.

All Other Fees

There were no other fees of Clifton Gunderson not included in “Audit Fee,” “Audit-Related Fees” or “Tax Fees” for the two most recent fiscal years.

As required by the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the approval of all audit and permitted non-audit services performed by the independent public accountants for the Company.  The entire Audit Committee determines whether to approve such services and, therefore, no other pre-approval policies or procedures are currently in place.  The Audit Committee approved 100% of the audit and permitted non-audit services performed by Clifton Gunderson.  The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by Clifton Gunderson to the Company is compatible with maintaining Clifton Gunderson’s independence.

2006 ANNUAL MEETING

In order for any shareholder proposal for the 2006 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s proxy statement relating to that meeting and to be presented for shareholder action at that meeting, it must be received by the Secretary of the Company at 100 South High Street, Columbus Grove, Ohio 45830, prior to November 23, 2005.  The form of proxy distributed by the Company with respect to the 2006 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting if the Company does not receive notice of that matter at the above address prior to February 6, 2006.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting.  However, if other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

By Order of the Board of Directors /s/ DANIEL W. SCHUTT Daniel W. Schutt President and Chief Executive Officer

APPENDIX A

CODE OF ETHICS

Applicable to CEO, CFO and Other Senior Financial Officers

I.  Introduction

The Board of Directors of United Bancshares, Inc.(the “Company”) has developed and adopted this Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer and Controller (collectively, the “Senior Financial Officers”).  The purpose of this Code of Ethics is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosure in periodic reports filed by the Company; and to promote compliance with all applicable laws, rules and regulations that apply to the Company and its Senior Financial Officers.

II.  Honest and Ethical Conduct

While we expect honest and ethical conduct from all of our employees in all aspects of our business, we expect the highest possible honest and ethical conduct from our Senior Financial Officers.  A Senior Financial Officer owes a duty to the Company to act and perform his or her responsibilities with honest and ethical conduct.  In order to maintain the highest degree of integrity in the conduct of the Company’s business and to maintain a Senior Financial Officer’s independent judgment, conflicts of interest must be avoided.

A “conflict of interest” occurs when a Senior Financial Officer has any duties or interests, whether professional or personal, that are mutually incompatible and may conflict with the proper and impartial fulfillment of the Senior Financial Officer’s duties, responsibilities or obligations to the Company.  In particular, a Senior Financial Officer must never use or attempt to use his or her position at the Company to obtain any improper personal benefit for himself or herself, or for any other person.

Actions that might involve a conflict of interest, or the appearance of one, should be disclosed in writing to the Audit Committee for review.  If approval of such a situation is appropriate, the disclosure and approval will be filed in the Senior Financial Officer’s personnel file.  Senior Financial Officers who knowingly fail to disclose conflicts of interest are subject to discipline, up to and including dismissal.

III.  Disclosure

Senior Financial Officers are responsible for ensuring that the disclosure in the Company’s periodic reports is full, fair, accurate, timely and understandable.  Financial activities must be recorded in compliance with all applicable laws and accounting practices.  Knowingly making false, misleading or incomplete entries, records or documentation is strictly prohibited.   A Senior Financial Officer will be considered to have knowingly made false, misleading or incomplete entries, records or documentation if he or she knowingly (i) makes, or permits or directs another to make, materially false, misleading or incomplete entries in the Company’s, or any of its subsidiaries’, financial statements or records; (ii) fails to correct materially false, misleading or incomplete financial statements or records; (iii) signs, or permits another to sign, a document containing materially false, misleading or incomplete information, or (iv) falsely responds, or fails to respond, to specific inquiries of the Company’s external accountant.

Any Senior Financial Officer who is aware of a materially false or misleading statement or an omission in any of the Company’s periodic reports is required to report the matter to the Audit Committee, the Chief Executive Officer or General Counsel promptly.

Senior Financial Officers are responsible for adequately supervising the preparation of financial disclosure in the periodic reports required to be filed by the Company.  Adequate supervision includes closely reviewing and critically analyzing the financial information to be disclosed.

IV.  Compliance

It is the Company’s policy to conduct its business in a responsible and ethical manner.  As such, we comply with all applicable laws, rules and regulations.  It is the responsibility of each Senior Financial Officer to adhere to the standards and restrictions imposed by these laws, rules and regulations that pertain to accounting and auditing matters and filing of periodic reports, as well as all other applicable laws that relate to the Company and the conduct of its business.

If a Senior Financial Officer suspects that a situation violates any applicable law, rule, regulation or this Code of Ethics, he or she is to report that situation to the General Counsel, Internal Audit Manager or the Chief Executive Officer.  No one will be subject to retaliation because of a good faith report of a suspected violation.

If a Senior Financial Official fails to comply with this Code of Ethics or any applicable laws or regulations, he or she is subject to disciplinary measure, up to and including discharge.

APPENDIX B

UNITED BANCSHARES, INC.

Audit Committee Charter

The Audit Committee (“Committee”) of the Board of Directors (“Board”) of United Bancshares, Inc. (“Company”), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of at least three directors as determined by the Board.  The members of the Committee will meet the independence and experience requirements of applicable NASD and Securities and Exchange Commission (“SEC”) rules and regulations.  Each member shall be able to read and understand fundamental financial statements at the time of his or her appointment, in accordance with Nasdaq National Market Audit Committee requirements.  At least one member of the Audit Committee shall be designated an “audit committee financial expert” as defined by and in accordance with the rules and regulations of the SEC.  The members of the Committee will be elected annually at the organizational meeting of the full Board held on the date of the annual meeting of stockholders and will be listed in the annual report to shareholders.  One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board.  Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the  financial statements and other financial information to be provided to shareholders and the SEC; (ii) compliance with legal and regulatory requirements; (iii) the system of internal controls that management has established; (iv) the external audit process; and (v) the auditing, accounting, and financial reporting process generally.  In addition, the Committee provides an avenue for communication between the independent auditor, financial management and the Board.  The Committee should have a clear understanding with the independent auditor that they must maintain an open and transparent relationship with the Committee.  The Committee is directly responsible for the appointment, compensation and oversight of the independent auditor engaged to prepare or issue an audit report on the financial statements of the Company.  The independent auditor shall report directly to the Committee.  The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  This is the responsibility of management and the independent auditor.

AUTHORITY

The Committee has the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company.  The Committee has the authority to retain and determine the funding for external professionals, including independent counsel and auditor, to render advice and counsel and assist in any investigation and performance of its functions at the Company’s expense.  The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a Committee meeting or to meet with any members of or advisors to the Committee.  All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary.  Content of the agenda for each meeting should be cleared by the Committee Chair.  The Committee is to meet periodically in separate executive sessions with the  management, the internal auditors and the independent auditors.

ATTENDANCE

Committee members will strive to be present at all meetings.  As necessary or desirable, the Committee Chair may request that members of management, employees of the Company or representatives of the Company’s outside counsel or independent auditor be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1.

Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.  This should be done in compliance with applicable NASD Audit Committee Requirements.

2.

Approve the selection, retention or termination of the Company’s independent auditor.

3.

Pre-approve all audit and permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide the permitted non-audit services, with exceptions provided for de minimis amounts under certain circumstances in accordance with the rules and regulations of the SEC and NASD.

4.

Review and discuss with the Company’s management and independent auditor the Company’s:  (a) the adequacy and effectiveness of the company’s internal control over financial reporting, including any significant deficiencies and significant changes in internal control over financial reporting reported to the Committee by the independent auditor or management; (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the Company’s disclosure controls and procedures, and management reports thereon.

5.

Review with the Company’s management and independent auditor significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements.  Discuss with the independent auditor their judgments about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

6.

Review the scope and general extent of the independent auditor’s annual audit.  The Committee’s review should include an explanation from the independent auditor of the factors considered by the auditor in determining the audit scope, including the major risk factors.  The independent auditor should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures.  The Committee will determine and approve the fee arrangement with the independent auditor.

7.

Inquire as to the independence of the independent auditor, including whether the provision by the independent auditor of permitted non-audit services is compatible with independence, and obtain from the independent auditor, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company.

8.

Have a predetermined arrangement with the independent auditor that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to filing Forms 10-Q.

9.

Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices proposed by management.

10.

At the completion of the annual audit, review with management and the independent auditor the following:

•

The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to shareholders and on Form 10-K, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•

Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

•

Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit.  Inquire about the cooperation received by the independent auditor during their audit, including access to all requested records, data and information.  Inquire of the independent auditor whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

•

Other communications as required to be communicated by the independent auditor by Statement of Auditing Standards (SAS) 61, as amended, relating to the conduct of the audit.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

11.

After preparation by management and review by the independent auditor, approve the report required under SEC rules to be included in the Company’s annual proxy statement.  The charter is to be published as an appendix to the proxy statement every three years.

12.

Discuss with the independent auditor the quality of the Company’s financial and accounting personnel.  Also, elicit the comments of management regarding the responsiveness of the independent auditor to the Company’s needs.

13.

Meet with management and the independent auditor to discuss any recommendations that the independent auditor may have, particularly those characterized as ‘material’ or ‘serious’.  Typically, such recommendations will be presented by the independent auditor in the form of a Letter of Comments and Recommendations to the Committee.  The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

14.

Review and pre-approve related-party transactions in accordance the rules and regulations of the NASD.

15.

Establish procedures for receipt, retention and treatment of complaints received by the Company regarding the Company’s accounting, internal controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

16.

Obtain from the independent auditor assurance that they will inform Company management concerning any information indicating that an illegal act has or may have occurred that could have a material effect on the Company’s financial statements, and assure that such information has been conveyed to the Committee.

17.

Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements or on the Company’s contingent liabilities and risks.

18.

As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NASD, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

APPENDIX C

UNITED BANCSHARES, INC.

CHARTER OF NOMINATING COMMITTEE

OF BOARD OF DIRECTORS

FEBRUARY 17, 2004

I.

STATEMENT OF POLICY

            This Charter specifies the scope of the responsibilities of the Nominating  Committee (the “Committee”) of the Board of Directors (the “Board”) of United Bancshares, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal and (v) provide oversight in the evaluation of the Board and each committee.

II.

ORGANIZATION & MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of three or more directors, each of whom shall satisfy the independence requirements established by the rules of The Nasdaq Stock Market  and the Securities and Exchange Commission; provided that one director who does not meet the Nasdaq independence criteria may serve on the Committee pursuant to the “exceptional and limited circumstances” exception as provided under the rules of Nasdaq.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal.  Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.  The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.

A majority of the members shall represented quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements.   Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements.   The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III.

MEETINGS

The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, but not less frequently than once each year, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.

COMMITTEE AUTHORITY & RESPONSIBILITY

To fulfill its responsibilities and duties hereunder, the Committee shall:

1.

Evaluate and select, or recommend to the Board, directors nominees for each election of directors.

2.

Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

3.

Consider any nominations of director candidates validly made by stockholders.

4.

Review from time to time the Board’s committee structure and review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

The Committee may be asked to assist the Board:

1.

In developing criteria for the evaluation of Board and committee performance.

2.

In its evaluation of the performance of the Board and each committee of the Board.

3.

Perform any other activities consistent with this Charter.

The Committee is to regularly report to the Board regarding the foregoing and to periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Approved by Board February 17, 2004

PROXY

UNITED BANCSHARES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 27, 2005

The undersigned, having received notice of the Annual Meeting of Shareholders of United Bancshares, Inc., Columbus Grove, Ohio to be held at 7:30 p.m., April 27, 2005, hereby designates and appoints the Proxy Committee of the Board of Directors, as attorney and proxy for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of United Bancshares, Inc., which the undersigned is entitled to vote at such Annual Meeting of Shareholders, or at any adjournments thereof, such proxy being directed to vote as specified below on the following proposal and, in its discretion, on any other business that may properly come before the Annual Meeting or any adjournments thereof, including a proposal to adjourn the meeting:

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is given, this proxy will be voted FOR the election of each of the named nominees to the Board of Directors.

This Proxy is solicited by the Board of Directors.  The Board of Directors recommends a FOR vote on the proposal.

THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

ALL FORMER PROXIES ARE HEREBY REVOKED

Please complete, sign, date and promptly mail this proxy in the enclosed postage-paid envelope

Proposal 1.

To elect the following nominees to the Board of Directors:

Robert L. Benroth	Robert L. Dillhoff	Joe S. Edwards, Jr.
P. Douglas Harter	James N. Reynolds	H. Edward Rigel
David P. Roach	Daniel W. Schutt	R. Steven Unverferth

FOR the nominees (except as marked to the contrary below)	WITHHOLD AUTHORITY for one or more of the nominees

If you wish to withhold authority to vote for any nominee, enter the name(s) on the following line:

_______________________________________________________________

__________________________________

__________

Signature

Date

__________________________________

Signature

(please sign exactly as your name appears hereon. All joint owners should sign.  When signing in a fiduciary capacity or as corporate officer, please give your full title as such.)

Endnotes